                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K A/1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:   March 1, 2002


                                 WRP CORPORATION
             (Exact name of registrant as specified in its charter)


         MARYLAND                          0-17458              73-1326131
(State or other jurisdiction of     (Commission File No.)     (IRS Employer
incorporation or organization                                Identification No.


                         500 PARK BOULEVARD, SUITE 1260
                                ITASCA, IL 60143
                     (Address of principal executive office)

                                 (630) 285-9191
               (Registrant's telephone number including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 1, 2002, WRP Corporation's subsidiary, American Health Products Corporation ("AHPC") entered into a Transition Services Agreement, whereby Maxxim Medical, Inc. ("MAXXIM"), a company not affiliated with either AHPC or WRP Corporation, would directly service certain of AHPC's medical customers. The amount to be paid to AHPC, by MAXXIM, is $375,000 and is dependent upon how many of AHPC customers transition to MAXXIM. Three installments of $125,000 (totaling $375,000) shall be paid as 35%, 75% and 85% of our customers transition their business to MAXXIM.

         AHPC arrived at this amount by determining its costs associated with transitioning the medical business, including legal expense and severance costs.

         AHPC is retaining all assets (primarily inventory and accounts receivable) and liabilities (primarily accounts payable) associated with its medical business. AHPC will continue to service its customers from existing inventory, until that inventory is depleted. As inventory is depleted, business will be transitioned to MAXXIM.

ITEM 7(b) UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

INTRODUCTORY STATEMENT:

         On March 1, 2002, WRP Corporation's subsidiary, American Health Products Corp (AHPC) entered into a Transition Services Agreement with Maxxim Medical, Inc., as described in ITEM 2.

         Following is an unaudited pro forma condensed consolidated balance sheet for WRP Corporation as of December 31, 2001, and unaudited pro forma condensed consolidated income statements for WRP Corporation for the fiscal year ended June 30, 2001, and six months ended December 31, 2001. Such unaudited pro forma condensed consolidated financial statements include historical amounts for WRP Corporation, adjusted to reflect the effect of the Transition Services Agreement entered into with Maxxim Medical, Inc., on March 1, 2002. For purposes of presenting the unaudited pro forma condensed consolidated balance sheet, such transition is considered to have occurred on December 31, 2001, while the unaudited pro forma condensed consolidated income statements are presented on the basis that such transaction occurred at the beginning of the periods presented.

         These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and accompanying notes included in the Company's Amended Report on Form 10-K.

         The unaudited pro forma condensed consolidated financial statements are for informational purposes only and do not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the transition been consummated on the dates indicated. The pro forma information is based upon currently available information and certain assumptions that the Company believes are reasonable under the circumstances.

                        WRP CORPORATION AND SUBSIDIARIES

                       UNAUDITED CONDENSED BALANCE SHEETS
                                DECEMBER 31, 2001

                                          DECEMBER 31, 2001      (1)PRO FORMA          PRO FORMA
                                          -----------------      ------------          ---------
                                             HISTORICAL           ADJUSTMENTS       DECEMBER 31, 2001
                                             ----------           -----------       -----------------
ASSETS
------
Current Assets:
      Cash & Cash Equivalents              $       406,509                            $       406,509
      Other Current Assets                      19,429,552                                 19,429,552
                                           ---------------                            ---------------
           Total Current Assets            $    19,836,061                            $    19,836,061

Net Property, Plant &                      $    11,364,544                            $    11,364,544
Equipment
Other Assets                                     8,074,245                                  8,074,245
                                           ---------------                            ---------------

               Total Assets                $    39,274,850                            $    39,274,850
                                           ===============                            ===============

LIABILITIES & SHAREHOLDERS' EQUITY:
-----------------------------------
Current Liabilities:

      Accounts Payable -                   $     3,644,706                            $     3,644,706
Trade
       Other Current Liabilities                12,132,962                                 12,132,962
                                           ---------------                            ---------------
           Total Current                   $    15,777,668                            $    15,777,668
                                           ===============                            ===============
Liabilities

      Other Liabilities                            591,874                                    591,874
           Total Liabilities               $    16,369,542                            $    16,369,542
                                           ===============                            ===============

Minority Interest in Subsidiary            $     1,927,422                            $     1,927,422

SHAREHOLDERS' EQUITY:
---------------------
Common Stock                               $        70,562                            $        70,562
Additional Paid in Capital                      17,942,471                                 17,942,471
Retained Earnings                                4,583,229                                  4,583,229
Less, Common Stock in Treasury                  (1,618,376)                                (1,618,376)
                                           ---------------                            ---------------
      Total Shareholders' Equity                20,977,886                                 20,977,886
                                           ---------------                            ---------------
           Total Liabilities &
               Equity                      $    39,274,850                            $    39,274,850
                                           ===============                            ===============

                        WRP CORPORATION AND SUBSIDIARIES

                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001

                                     JUNE 30, 2001                            JUNE 30, 2001
                                       HISTORICAL       PRO FORMA               PRO FORMA
                                         AUDITED        ADJUSTMENT             (UNAUDITED)
                                         -------        ----------            -------------
Net Sales                              $51,888,852    $(15,897,363)  (2)      $ 35,991,489

Cost of Goods Sold                      37,190,499     (12,777,933)  (2)(3)     24,412,566
                                       -----------    ------------            ------------

Gross Profit                            14,698,353      (3,119,430)             11,578,923

Operating Expenses                      13,784,354      (4,359,333)  (2)(3)      9,425,021
                                       -----------    ------------            ------------

Income from Operations                     913,999       1,239,903               2,153,902

Interest Expense                           719,954        (202,593)  (3)           517,361

Other Income                               249,311         (22,936)  (3)           226,375

Provision for (Benefit from)
Income Taxes                              (271,478)         36,980   (3)          (234,498)

Minority Interest in Income
(Loss) of Subsidiary                       185,437               -                 185,437
                                       -----------    ------------            ------------

Net Income                                 529,397       1,382,580               1,911,977
                                       ===========    ============            ============

Basic Net Income Per Share             $      0.08    $       0.20            $       0.28
                                       ===========    ============            ============

Diluted Net Income Per Share           $      0.08    $       0.20            $       0.28
                                       ===========    ============            ============


                        WRP CORPORATION AND SUBSIDIARIES

                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2001

                                        DECEMBER 31, 2001                         DECEMBER 31, 2001
                                            HISTORICAL        PRO FORMA               PRO FORMA
                                           (UNAUDITED)        ADJUSTMENT             (UNAUDITED)
                                           -----------        ----------             -----------
Net Sales                                  $24,342,148      $(6,179,260)  (2)       $  18,162,888

Cost of Goods Sold                          17,447,386       (5,161,994)  (2)(3)       12,285,392
                                           -----------      -----------             -------------
Gross Profit                                 6,894,762       (1,017,266)                5,877,496

Operating Expenses                           6,636,670       (2,460,760)  (2)(3)        4,175,910
                                           -----------      -----------             -------------
Income from Operations                         258,092        1,443,494                 1,701,586

Interest Expense                               159,212          (36,241)  (3)             122,971

Other Income                                    36,559           (4,143)  (3)              32,416

Provision for (Benefit from)
Income Taxes                                   273,422          (30,718)  (3)             242,704

Minority Interest in Income                    (91,970)               -                   (91,970)
(Loss) of Subsidiary

Extraordinary Loss, Net of Tax                (105,232)               -                  (105,232)
                                           -----------      -----------             -------------
Net Income                                    (151,245)       1,506,310                 1,355,065
                                           ===========      ===========             =============

Basic Net Income Per Share                 $     (0.02)     $      0.22             $        0.20
                                           ===========      ===========             =============

Diluted Net Income Per Share               $     (0.02)     $      0.22             $        0.20
                                           ===========      ===========             =============

PRO FORMA ASSUMPTIONS

(1) Pro forma adjustment related to the balance sheet are assumed to have occurred on the last day of the period. Since no assets were acquired or liabilities assumed in the transaction, there are no pro forma adjustments to the balance sheet.

(2) Pro forma adjustments to the net sales are based on actual amounts attributed to the medical business of our subsidiary, American Health Products Corp (AHPC). Pro forma adjustment to cost of goods sold and operating expenses are based upon actual amounts attributed to our medical business as it pertains to product cost, warehousing, salaries and commission.

(3) Pro forma adjustments are based upon an average percentage of net sales for the medical business of our subsidiary, AHPC, over the periods covered, 28.5%. This includes adjustments to interest expenses, freight-in, and income taxes. The adjustments to income taxes were also reviewed in conjunction with the various components of the Company's income tax provision (benefit), its deferred tax assets and liabilities, and its net operating loss carry-forward.




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     WRP Corporation
                                     (Registrant)


DATE:  May 9, 2002                   By: /s/ Alan E. Zeffer
                                        ----------------------------------
                                     Name:  Alan E. Zeffer
                                     Title: Chief Financial Officer and
                                     Vice President Finance/Operations




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                                    EXHIBITS


99.      ADDITIONAL EXHIBITS:

               1.       Press Release dated March 1, 2002

99.1